UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURTIES AND EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported): May 4, 2004

                          IMPAC MORTGAGE HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

           Maryland                       1-14100                33-0675505
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

   1401 Dove Street Newport Beach, CA                               92660
 (Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (949) 475-3600

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Item 12. Results of Operations and Financial Condition.

On May 4, 2004, the Company issued a press release announcing financial results for the quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

The information in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        IMPAC MORTGAGE HOLDINGS, INC.

Date: May 4, 2004

                                        By:    /s/ Richard J. Johnson
                                           ------------------------------------
                                        Name: Richard J. Johnson
                                        Title: Executive Vice President
                                        and Chief Financial Officer

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                                  Exhibit Index

Exhibit 99.1 Press Release dated May 4, 2004